UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2007

WMS INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8300	36-2814522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Northpoint Blvd., Waukegan, Illinois	60085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 785-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions

On May 3, 2007, WMS Industries issued a press release relating to its results for the quarter ended March 31, 2007. A copy of the press release is furnished with this Current Report as Exhibit 99.1. Shortly after the issuance of the May 3, 2007 press release, WMS Industries Inc. held a conference call with investors, analysts and others further discussing third fiscal quarter financial results and financial guidance, including a questions and answer period. A transcript of that conference call is being filed with this Current Report on Form 8-K and is attached to this report as Exhibit 99.2.

This information furnished under “Item 2.02. Results of Operations and Financial Condition”, including the exhibits related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibits Description

99.1 99.2	Press Release of WMS Industries Inc. dated May 3, 2007 Transcript of WMS Industries Inc. Conference Call held on May 3, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMS Industries Inc.

By:	/s/ Kathleen J. McJohn
Name: Kathleen J. McJohn Title: Vice President, General Counsel and Secretary

Date: May 9, 2007

Exhibit Index

Exhibits 99.1 99.2	Description Press Release of WMS Industries Inc. dated May 3, 2007 Transcript of WMS Industries Inc. Conference Call held on May 3, 2007